Subsequent Events	12 Months Ended
Jan. 02, 2022
Subsequent Events [Abstract]
Subsequent Events
Note 15. Subsequent Events
Public Warrant Redemptions
During the period from January 3, 2022 through January 7, 2022, there were 4,126,466 shares of the Public Warrants exercised with gross proceeds of $47.5 million. As of January 7, 2022 after 5:00 pm New York City time, there were 195,640 warrant remained unexercised, which were voided and were no longer exercisable. Pursuant to the warrant agreement, the holders of the Public Warrants were entitled to receive $0.01 per warrant from the Company. On January 19, 2022, the Company received net proceeds of $52.8 million from the warrant exercises, including the $5.3 million of other receivable included in Prepaids and other current assets on the Consolidated Balance Sheet as of January 2, 2022.